Exhibit 24.1

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kathleen S. Skarvan and Jeremy T. Brock, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of September, 2016.

/s/ Stephen H. Craney
Stephen H. Craney

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kathleen S. Skarvan and Jeremy T. Brock, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of September, 2016.

/s/ William V. Eckles
William V. Eckles

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kathleen S. Skarvan and Jeremy T. Brock, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 2nd day of September, 2016.

/s/ Stan K. Erickson
Stan K. Erickson

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kathleen S. Skarvan and Jeremy T. Brock, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 2nd day of September, 2016.

/s/ Lee A. Jones
Lee A. Jones

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Jeremy T. Brock the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of September, 2016.

/s/ Kathleen S. Skarvan
Kathleen S. Skarvan

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Kathleen S. Skarvan and Jeremy T. Brock, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of September, 2016.

/s/ George H. Winn
George H. Winn